springbig Reports Third Quarter 2023 Financial Results Boca Raton, Fla. – November 13, 2023 -- SpringBig Holdings, Inc. (“springbig,” “we,” “our” or the “Company”) (OTCQX: SBIG), a leading provider of vertical SaaS-based marketing solutions, consumer mobile app experiences, and omnichannel loyalty programs, today announced its financial results for the third quarter ended September 30, 2023. “Springbig delivered another quarter of progress with a further sequential improvement in Adjusted EBITDA and strong year-on-year growth in subscription revenue” said Jeffrey Harris, CEO and Chairman of springbig. “We continue to provide a curated menu of innovative solutions to enable our clients to retain and grow their customer bases while efficiently managing our expenses. I remain confident that our strategy is sound, with feedback from our clients and partners reaffirming that we are making the right investments to both add value to our clients while at the same time capturing the long-term opportunity in front of us. Our launch of ‘subscriptions by springbig’, offering our clients robust capabilities to launch and power their own subscription-based VIP loyalty programs is the latest new product to assist our clients. In addition, next quarter we will be launching an innovative gift card payment feature integrated into our loyalty wallet which we expect to further accelerate our revenues and customer retention.” Paul Sykes, springbig’s CFO, added “reaching positive Adjusted EBITDA has been our stated priority throughout the year and we expect to realize that goal in the final quarter. Our current operating expense run-rate is approximately 40% lower than last year, and having optimized our expenses we are now nicely positioned for an acceleration in Adjusted EBITDA next year. We continue to focus on converting our customers to subscription revenue contracts and judiciously managing our working capital.” Third Quarter 2023 Financial Highlights: ● Revenue was $6.9 million, down 5% year-on-year. ● Subscription revenue was up 13% year-on-year. ● Gross profit was $5.2 million, a margin of 77%. ● Adjusted EBITDA* loss was $(0.9) million compared to a loss of $(3.4) million in the prior year, driven by a 31% year-on-year reduction in operating expenses. ● Net loss was $(2.7) million compared to a loss of $(3.1) million in the prior year. ● Basic net income loss per share was $(0.07) based on 41.9 million weighted average shares outstanding. Total shares outstanding as of September 30, 2023, were 43.5 million. Nine Months Ended September 30, 2023 Financial Highlights: ● Revenue increased to $21.3 million, an increase of 7% from the prior year. ● Subscription revenue was $17.2 million, a year-on-year increase of 19%; recurring subscription revenue now represents 81% of total revenue compared with 72% in the prior year. ● Gross profit was $16.8 million, representing 15% year-on-year growth and a margin of 79%. ● Adjusted EBITDA* loss was $(3.4) million compared to a loss of $(9.4) million the prior year, an improvement of 64% year-on-year. ● Net loss was $(7.0) million compared to a loss of $(8.5) million in the prior year.

* Adjusted EBITDA is a non-GAAP (as defined below) financial measure. For more information regarding our non-GAAP financial measures, see “Use of Non-GAAP Financial Measures.” Additionally, reconciliations of GAAP to non-GAAP financial measures have been provided in the tables included in this release. Key Operational Highlights: ● 89 new clients added in Q3 with annualized subscription revenue of $0.7 million, and a further $0.9 million in annualized incremental revenue through clients upgrading their subscriptions. ● 12% year-on-year growth in year-to-date messaging volumes to 1.7 billion with an increasing prevalence of push notifications directly to customer mobile apps. ● Launched ‘subscriptions by springbig’ enabling springbig’s retail clients to offer their consumers a subscription-based VIP loyalty program. Financial Outlook For the year ending December 31, 2023, springbig currently expects revenue in the range $28.0 - $28.5 million, representing 6% year-on-year growth at the midpoint, and Adjusted EBITDA** loss to remain approximately at same for the full year as it is for the nine months ended September 30, 2023, of $(3.4) million. The Adjusted EBITDA loss in the prior year was $(12.6) million. ** Adjusted EBITDA is a non-GAAP financial measure provided in this “Financial Outlook” section on a forward-looking basis. The Company does not provide a reconciliation of such forward-looking measure to the most directly comparable financial measure calculated and presented in accordance with GAAP because to do so would be potentially misleading and not practical given the difficulty of projecting event- driven transactional and other non-core operating items in any future period. The magnitude of these items, however, may be significant. Conference Call and Webcast Information The Company will host a conference call and webcast today, Monday, November 13, 2023, at 5:00 p.m. ET. Participants can register here to access the live webcast of the conference call. Alternatively, those who want to join the conference call via phone can register at this link to receive a dial-in number and unique PIN. The webcast will be archived for one year following the conference call and can be accessed on springbig’s investor relations website at https://investors.springbig.com/. About springbig springbig is a market-leading vertical software platform providing customer loyalty and marketing automation solutions to retailers and brands in the U.S. and Canada. springbig’s platform connects consumers with retailers and brands, primarily through SMS marketing, as well as emails, customer feedback systems, and loyalty programs, to support retailers’ and brands’ customer engagement and retention. springbig offers marketing automation solutions that provide for consistency of customer communication, thereby driving customer retention and retail foot traffic. Additionally, springbig’s reporting and analytics offerings deliver valuable insights that clients utilize to better understand their customer bases, purchasing habits and trends. For more information, visit https://springbig.com/.

Forward Looking Statements Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events and financial results that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. In particular, these include but are not limited to statements relating to the Company’s business strategy, future offerings and programs and expected financial performance for the third quarter of 2023 and the year ending December 31, 2023. Many factors could cause actual future events and financial results to differ materially from the forward-looking statements in this press release, including but not limited to the fact that we have a relatively short operating history in a rapidly evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful; that if we do not successfully develop and deploy new software, platform features or services to address the needs of our clients, if we fail to retain our existing clients or acquire new clients, and/or if we fail to expand effectively into new markets, our revenue may decrease and our business may be harmed; and the other risks and uncertainties described under “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2023 and June 30, 2023 filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023 and August 10, 2023 respectively, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 28, 2023 and in the other documents we file from time to time with the SEC. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of springbig), and other assumptions, which may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward- looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations. Use of Non-GAAP Financial Measures In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included throughout this press release, we have disclosed EBITDA and Adjusted EBITDA, both of which are non-GAAP financial measures that we calculate as net income before interest, taxes, depreciation and amortization, in the case of EBITDA, and further adjustments to exclude unusual and/or infrequent costs, in the case of Adjusted EBITDA, which are detailed in the reconciliation table that follows, in order to provide investors with additional information regarding our financial results. Below we have provided a reconciliation of net loss (the most directly comparable GAAP financial measure) to EBITDA and Adjusted EBITDA. We present EBITDA and Adjusted EBITDA because these metrics are a key measure used by our management to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of investment capacity. Accordingly, we believe that EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management. Management also believes that these measures provide improved comparability between fiscal periods. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are as follows: ● Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and neither EBITDA nor Adjusted EBITDA reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; ● EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; and ● EBITDA and Adjusted EBITDA do not reflect tax payments that may represent a reduction in cash available to us. Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other GAAP results. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Definition of Key Operating and Financial Metrics Net dollar retention rate: The Company calculates its “net dollar retention rate” - also referred to as its “net revenue retention rate” - as the average recurring monthly subscription revenue adjusted for losses, increases and decreases in monthly subscriptions during the prior twelve months divided by the average recurring monthly subscription revenue over the prior, trailing twelve-month period. Net dollar retention rate (or “net revenue retention rate”) does not have a standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other companies, and further, investors should not consider it in isolation. Investor Relations Contact Claire Bollettieri VP of Investor Relations ir@springbig.com Media Contact Paul Cohen paul@milkandhoneypr.com